United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2021

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2021, Limoneira Company (the “Company”) entered into a Master Loan Agreement (the “MLA”) with Farm Credit West, PCA (the “Lender”) dated June 1, 2021, together with a revolving credit facility supplement (the “Revolving Credit Supplement”), a non-revolving credit facility supplement (the “Non-Revolving Credit Supplement,” and together with the Revolving Credit Supplement, the “Supplements”) and an agreement to convert to fixed interest rate (the “Fixed Interest Rate Agreement”). The MLA governs the terms of the Supplements. The MLA amends and restates the Master Loan Agreement between the Company and the Lender, dated June 19, 2017, as previously reported on June 21, 2017.

The Supplements provide aggregate borrowing capacity of $115,000,000 comprised of $75,000,000 under the Revolving Credit Supplement and $40,000,000 under the Non-Revolving Credit Supplement. For amounts outstanding under both Supplements interest will begin to be charged on the date the Lender disburses principal and will continue until the outstanding indebtedness under the Supplements is paid in full with interest.

The initial interest rate in effect under the Revolving Credit Supplement is 1.69% per annum, which rate will be automatically adjusted commencing July 1, 2021 and on the first day of each month thereafter. The interest rate for any amount outstanding under the Revolving Credit Supplement will be based on the one-month LIBOR rate plus or minus an applicable margin. The applicable margin will range from 1.75% to 2.35% depending on the ratio of current assets, plus the remaining available commitment divided by current liabilities. On July 1, 2022, and on each one-year anniversary thereafter, the Company has the option to convert the interest rate in use under the Revolving Credit Supplement from the preceding LIBOR-based calculation to a variable interest rate. Any amounts outstanding under the Revolving Credit Supplement is due and payable in full on July 1, 2026. The Company may prepay any amounts outstanding under the Revolving Credit Supplement without penalty.

The initial interest rate in effect under the Non-Revolving Credit Supplement is a fixed interest rate of 4.77% per year and such rate shall continue for a period of one year and one month. Pursuant to the Fixed Interest Rate Agreement, the Non-Revolving Credit Supplement will convert to a fixed interest rate of 3.57% per year until July 1, 2025 (the “Fixed Rate Term”). Thereafter, the interest rate will convert to a variable interest rate established by the Lender corresponding to the corresponding interest rate group. Any amounts outstanding under the Non-Revolving Credit Supplement is due and payable in full on July 1, 2026. The Company may not prepay any amounts under the outstanding Non-Revolving Credit Supplement during the Fixed Rate Term. Thereafter, the Company may prepay any amounts outstanding under the Non-Revolving Credit Supplement, provided that a fee equal to 0.50% of the amount prepaid and any other cost or loss suffered by the Lender must be paid with any prepayment.

All indebtedness under the MLA, including any indebtedness under the Supplements, is secured by a first lien on Company-owned stock or participation certificates, Company funds maintained with Lender, Lender’s unallocated surplus, and certain of the Company’s agricultural properties in Tulare and Ventura counties in California and certain of the Company’s building fixtures and improvements and investments in mutual water companies associated with the pledged agricultural properties. The MLA includes customary default provisions that provide should an event of default occur, the Lender, at its option, may declare all or any portion of the indebtedness under the MLA to be immediately due and payable without demand, notice of non-payment, protest or prior recourse to collateral, and terminate or suspend the Company’s right to draw or request funds on any loan or line of credit.

The MLA subjects the Company to affirmative and restrictive covenants including, among other customary covenants, financial reporting requirements, requirements to maintain and repair any collateral, restrictions on the sale of assets, restrictions on the use of proceeds, prohibitions on the incurrence of additional debt and restrictions on the purchase or sale of major assets of the Company’s business. The Company is also subject to a covenant that it will maintain a debt service coverage ratio greater than or equal to 1.15:1.00 measured with the financial statements set forth in the Company’s October 31, 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and greater than or equal to 1.25:1 when measured with the Company’s October 31, 2022 Annual Report on Form 10-K filed with the SEC, and annually thereafter.

The foregoing summary of the MLA, and the related Supplements, is qualified in its entirety by reference to the text of the MLA, the Revolving Credit Supplement, the Non-Revolving Credit Supplement and the Fixed Rate Agreement, copies of which are filed hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Master Loan Agreement, dated June 1, 2021, between Limoneira Company and Farm Credit West, PCA.

10.2	Promissory Note and Revolving Credit Facility Supplement to Master Loan Agreement, dated June 1, 2021, between Limoneira Company and Farm Credit West, PCA.

10.3	Promissory Note and Non-Revolving Credit Facility Supplement to Master Loan Agreement, dated June 1, 2021, between Limoneira Company and Farm Credit West, PCA.

10.4	Agreement to Convert to Fixed Interest Rate, dated June 8, 2021, between Limoneira Company and Farm Credit West, PCA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary